                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Thomas Nelson, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              THOMAS NELSON, INC.
                         NELSON PLACE AT ELM HILL PIKE
                                P.O. BOX 141000
                        NASHVILLE, TENNESSEE 37214-1000

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

     The Annual Meeting of Shareholders (the "Annual Meeting") of Thomas Nelson, Inc. will be held at the Airport Marriott Hotel, 600 Marriott Drive, Nashville, Tennessee, at 11:00 a.m., local time, on Thursday, August 24, 1995 for the following purposes:

          1. To elect three directors in Class One to serve for a term of three years and one director in Class Two to serve for a term of two years or until their respective successors are elected and take office.

          2. To consider and act upon a proposal to amend the Company's Amended and Restated 1992 Employee Stock Incentive Plan (the "Stock Incentive Plan") to (i) increase the number of shares issuable thereunder, (ii) to limit the amount of stock-based awards that may be granted to any single officer or key employee during any consecutive three year period, (iii) to provide for the issuance of annual stock option grants to the Company's outside directors and (iv) to extend the term during which awards may be made under the Stock Incentive Plan.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on July 3, 1995, will be entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE THEREOF, AND THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

                                           By order of the Board of Directors.

                                           /s/ Sam Moore
                                           -------------
                                           SAM MOORE,
                                           President

Nashville, Tennessee
July 26, 1995

                              THOMAS NELSON, INC.
                         NELSON PLACE AT ELM HILL PIKE
                                P.O. BOX 141000
                        NASHVILLE, TENNESSEE 37214-1000

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thomas Nelson, Inc., a Tennessee corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held on August 24, 1995 (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying notice, and at any adjournment thereof. It is expected that this proxy statement, the form of proxy and the Company's Annual Report to Shareholders will be mailed to shareholders on or about July 26, 1995.

     Only shareholders of record at the close of business on July 3, 1995 (the "Record Date") , are entitled to notice of and to vote at the Annual Meeting. On such date, the issued and outstanding voting securities of the Company consisted of 12,370,580 shares of Common Stock (the "Common Stock") and 1,085,843 shares of Class B Common Stock (the "Class B Common Stock"). Each share of Common Stock and Class B Common Stock entitles the holder thereof to one vote and ten votes, respectively, on each matter presented for action at the Annual Meeting.

     All proxies delivered pursuant to this solicitation may be revoked at any time prior to the voting thereof by attending the Annual Meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation, or duly executing a proxy bearing a later date. The giving of the proxy will not affect the right of the shareholder to attend the Annual Meeting and vote in person. If not revoked, all proxies which are properly signed and returned to the Company will be voted in accordance with instructions contained thereon. If no instructions are given, the persons named in the proxy will vote the shares represented thereby FOR the approval of the election as directors of all nominees set forth under PROPOSAL NO. 1 and FOR the proposal to amend the Company's Amended and Restated 1992 Employee Stock Incentive Plan (the "Stock Incentive Plan") as set forth under PROPOSAL NO. 2.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to those persons known to the Company to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the "Commission")) of more than five percent (5%) of the Common Stock and Class B Common Stock and with respect to the beneficial ownership of the Common Stock and Class B Common Stock by all directors and nominees, each of the executive officers named in the Summary Compensation Table (a "Named Officer") and all executive officers and directors of the Company as a group. The information set forth below is based on ownership information known to the Company as of July 3, 1995. Except as otherwise specified the shares indicated are presently outstanding, and each person has sole voting and investment power over the shares of Common Stock and Class B Common Stock listed as beneficially owned by such person.

                                                                                AMOUNT OF
                                                       AMOUNT OF                 CLASS B
                                                      COMMON STOCK   PERCENT   COMMON STOCK   PERCENT
                  NAME AND ADDRESS                    BENEFICIALLY     OF      BENEFICIALLY     OF
                OF BENEFICIAL OWNER                   OWNED(1)(2)     CLASS    OWNED(1)(2)     CLASS
- ----------------------------------------------------  ------------   -------   ------------   -------
Sam Moore (3)****...................................    1,446,829      11.2%      549,757       50.6%
  Nelson Place at Elm Hill Pike
  Nashville, TN 37214
S. Joseph Moore(4)****..............................      200,014       1.6        92,226        8.5
  Nelson Place at Elm Hill Pike
  Nashville, TN 37214
Thomas Nelson, Inc. Employee Stock Ownership
  Plan(5)...........................................      897,017       7.2        37,673        3.5
FMR Corp (6)........................................      968,914       7.5             0
  82 Devonshire Street
  Boston, MA 02109
Forstmann-Leff Associates, Inc. (6).................      682,938       5.5             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
TCW Management Company (6)..........................      865,316       7.0             0
  865 South Figueroa Street
  Los Angeles, CA 90017
Brownlee O. Currey, Jr.** (7).......................      187,149       1.5         4,035          *
W. Lipscomb Davis, Jr.**............................        9,843         *         2,531          *
Robert J. Niebel, Sr.**.............................       22,554         *         3,692          *
Millard V. Oakley** (8).............................      241,054       1.9        19,542        1.8
Joe M. Rodgers** (9)................................        5,079         *             0
Cal Turner, Jr.** (10)..............................        7,061         *             0
Andrew J. Young** (11)..............................        2,004         *             0
Joe L. Powers*** (12)...............................      104,903         *        63,916        5.9
Roland Lundy*** (13)................................        8,587         *            45          *
Byron D. Williamson*** (14).........................        8,506         *            37          *
All Executive Officers and Directors as a group (17
  persons) (15).....................................    2,432,137      18.4       784,883       69.7

- ---------------

   * Indicates less than 1%.
  ** Director of the Company.
 *** Named Officer.
**** Director or Director Nominee and Named Officer.
 (1) Pursuant to the rules of the Commission, shares of Common Stock which certain persons presently have the right to acquire pursuant to the conversion provisions of the Company's 5 3/4% Convertible Subordinated Notes due 1999 (the "Convertible Notes") are deemed outstanding for the purpose of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Likewise, the shares subject to options held by directors and executive officers of the Company which are exercisable within 60 days of July 3, 1995 are all deemed outstanding for the purpose of computing such director's or executive officer's percentage ownership and the percentage ownership of all directors and executive officers as a group, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons in the table. The share information assumes further that where such individuals can elect to receive either Common Stock or Class B Common Stock, an election is made to receive Common Stock.
 (2) Shares of Class B Common Stock are convertible into an equal number of shares of Common Stock at the option of the holder, and, wherever applicable, share information set forth above with respect to the Common Stock assumes the conversion of all Class B Common Stock by the holders thereof for an equivalent number of shares of Common Stock which may be so acquired by conversion during the 60-day period commencing July 3, 1995.
 (3) Includes 7,813 shares of Class B Common Stock issuable upon exercise of outstanding options under the Company's 1986 Stock Incentive Plan (the "1986 Plan"), and 87,152 shares of Common Stock and 6,336 shares of Class B Common Stock held by the Company's Employee Stock Ownership Plan (the "ESOP"), as to which Sam Moore has sole voting power. Sam Moore's spouse owns 33,552 shares of Common Stock and 3,435 shares of Class B Common Stock, beneficial ownership of which is disclaimed by Mr. Moore and which are not included.
 (4) Includes 3,125 shares of Common Stock issuable upon exercise of outstanding options under the 1986 Plan and 6,297 shares of Common Stock and 88 shares of Class B Common Stock held by the ESOP, as to which S. Joseph Moore has sole voting power.
 (5) As trustee for the ESOP, Merrill Lynch Trust Company of America ("Merrill Lynch") is deemed to be beneficial owner of the shares held by the ESOP; however, the participants in the ESOP have the right to give voting instructions to Merrill Lynch for their respective shares individually.
 (6) The share information set forth above for FMR Corp., Forstmann-Leff Associates, Inc. and TCW Management Company is shown as reflected in amendments to Schedule 13G as filed with the Commission on February 14, February 13 and February 6, 1995, respectively. Includes 588,240 shares of Common Stock beneficially owned by FMR Corp. and all of the 865,316 shares of Common Stock beneficially owned by TCW Management Company, which are issuable on conversion of the Convertible Notes.
 (7) Includes 5,186 shares of Common Stock issuable upon exercise of outstanding options under the Company's 1990 Deferred Compensation Plan for Outside Directors (the "Outside Directors Plan").
 (8) Includes 5,186 shares of Common Stock issuable upon exercise of outstanding options under the Outside Directors Plan and 937 shares of Class B Common Stock held by a trust of which Mr. Oakley is trustee and the sole beneficiary.
 (9) Includes 3,204 shares of Common Stock issuable upon exercise of outstanding options under the Outside Directors Plan; the remaining 1,875 shares of Common Stock are held by a limited partnership of which Mr. Rodgers is Chairman and his spouse is the general partner and majority owner.
(10) Includes 5,186 shares of Common Stock issuable upon exercise of outstanding options under the Outside Directors Plan.
(11) Shares of Common Stock issuable upon exercise of outstanding options under the Outside Directors Plan.
(12) Includes 2,344 shares of Common Stock issuable upon exercise of outstanding options under the 1986 Plan, and 33,466 shares of Common Stock and 2,082 shares of Class B Common Stock held by the ESOP, as to which Mr. Powers has sole voting power.
(13) Includes 3,125 shares of Common Stock issuable upon exercise of outstanding options under the 1986 Plan and 417 shares of Common Stock and 45 shares of Class B Common Stock held by the ESOP, as to which Mr. Lundy has sole voting power.
(14) Includes 3,125 shares of Common Stock issuable upon exercise of outstanding options under the 1986 Plan and 344 shares of Common Stock and 37 shares of Class B Common Stock held by the ESOP, as to which Mr. Williamson has sole voting power.
(15) Includes an aggregate of 155,910 shares of Common Stock and 9,091 shares of Class B Common Stock held by the ESOP as identified in note (5) above, and shares issuable upon exercise of options to purchase 30,141 shares of Common Stock and 15,625 shares of Class B Common Stock.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Amended and Restated Charter of the Company provides that the Board of Directors shall be divided into three classes with the classes to be as nearly equal in size as possible. The terms of office of the directors in Class One expire at the Annual Meeting. The incumbent directors whose terms of office extend beyond this Annual Meeting are as follows:

                                                                        ANNUAL MEETING
                                                         DIRECTOR          AT WHICH
                               NAME                       CLASS          TERM EXPIRES
            -------------------------------------------  --------       --------------
            Brownlee O. Currey, Jr.....................   Three              1996
            W. Lipscomb Davis, Jr......................   Three              1996
            Joe M. Rodgers.............................   Three              1996
            Robert J. Niebel, Sr.......................   Two                1997
            Millard V. Oakley..........................   Two                1997

     The Board of Directors has nominated the following persons for election as directors in Class One with terms of office of three years expiring at the Annual Meeting of Shareholders to be held in 1998:

                                   Sam Moore
                                Cal Turner, Jr.
                                Andrew J. Young

     In addition, on May 24, 1995, the Board of Directors (with Sam Moore abstaining) authorized an increase in the total number of directors from eight to nine and nominated S. Joseph Moore for election as a Class Two director to fill an existing vacancy on the Board of Directors. If elected, S. Joseph Moore's term shall expire at the Annual Meeting of Shareholders to be held in 1997.

     It is intended that proxies received in response to this solicitation will, unless otherwise specified, be voted in favor of the election of the above persons as directors of the Company for the terms set forth above and until their successors are elected and qualified. In case any of these persons is unable or declines to serve, it is intended, in the absence of contrary direction, that the proxies will be voted for the balance of those named above and for substitute nominees selected by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will not be available for election at the Annual Meeting, and therefore does not at this time have any substitute nominees under consideration.

     A plurality of the votes cast by the shares entitled to vote in the election is required to elect a director. Shareholders have no right to vote cumulatively for directors, but rather each shareholder may cast one vote for each share of Common Stock and 10 votes for each share of Class B Common Stock held by such shareholder for each director to be elected. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

     The following table contains additional information concerning the incumbent directors who will remain in office and the director nominees. Each of the nominees (other than S. Joseph Moore) is currently a member of the Board of Directors and was previously elected as a director by the shareholders.

     Except as indicated below, each director and nominee has been an employee of the firm(s) listed below as his principal occupation for more than the past five years.

                                                                                       DIRECTOR
                NAME                             PRINCIPAL OCCUPATION            AGE     SINCE
- -------------------------------------   ---------------------------------------  ---   ---------
Brownlee O. Currey, Jr...............   Chairman of the Board and President of   66      1984
  (C, N & A)                              The Nashville Banner Publishing Co.;
                                          Director of OCC, Inc. and A+
                                          Communications, Inc.
W. Lipscomb Davis, Jr................   Partner of Hillsboro Enterprises;        63      1984
  (A & C)                                 Director of Third National Bank,
                                          American General Corporation and
                                          Genesco, Inc.
Sam Moore............................   Chairman of the Board, Chief Executive   64      1961
  (E & N)                                 Officer and President of the Company
Robert J. Niebel, Sr.................   Senior Vice President of 20th Century    57      1973
  (E & A)                                 Christian, Inc.
Millard V. Oakley....................   Businessman managing private             65      1972
  (C & N)                                 investments
Joe M. Rodgers.......................   Chairman of The JMR Group; Director of   61      1992
  (E)                                     AMR Corporation, BellSouth
                                          Telecommunications, Gaylord
                                          Entertainment Company, Gryphon
                                          Holdings, Inc., Lafarge Corp., and
                                          Willis Corroon plc. Mr. Rodgers
                                          previously was the Chairman and Chief
                                          Executive Officer of Berlitz
                                          International from December 1991
                                          until February 1993
Cal Turner, Jr.......................   Chairman and Chief Executive Officer of  55      1991
  (E)                                     Dollar General Corp.; Director of
                                          First American Corporation and
                                          Shoney's, Inc.
Andrew J. Young......................   Vice Chairman of Law Companies Group;    63      1993
  (E)                                     Chairman of Atlanta Commission for
                                          Olympic Games; Director of Delta
                                          Airlines, Inc. and Host Marriott
                                          Corporation. Previously served as
                                          Mayor of Atlanta, Georgia from 1980
                                          to 1990.
S. Joseph Moore......................   Executive Vice President of the          32     Nominee
                                          Company. Previously served as
                                          Divisional Vice President of the
                                          Company in various capacities since
                                          1991. S. Joseph Moore is the son of
                                          Sam Moore.

- ---------------

Member of Executive (E), Compensation (C), Nominating (N), Audit (A) Committee

NOMINATIONS

     In accordance with the Company's Amended Bylaws (the "Amended Bylaws"), nominations of the persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or by any shareholder of the Company entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in the Amended Bylaws. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting of shareholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of such meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the day of the meeting was mailed or such public disclosure was made. The Amended Bylaws require that the notice contain certain information with respect to the proposed nominee and as to the shareholder giving the notice. The Company will furnish on request to any shareholder a copy of the relevant section of the Amended Bylaws.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors has four standing committees, the Executive Committee, the Compensation Committee, the Audit Committee, and the Nominating Committee. The Executive Committee has all powers and authority vested in the Board of Directors, except the power to declare dividends or other corporate distributions or to remove members of the Board of Directors, but including the power to amend or repeal bylaws, to submit to shareholders matters that require shareholders' approval, and to fill vacancies on the Board of Directors or any committee of the Board of Directors. The Compensation Committee reviews and approves management compensation and administers the Company's retirement and incentive plans. The Nominating Committee recommends to the Board of Directors nominees for election to the Board of Directors. The Nominating Committee will consider nominees recommended by the holders of the Common Stock and Class B Common Stock provided such proposed nominees are submitted to the Company in the manner and within the time limit for shareholder proposals as set forth in the immediately preceding paragraph. The Audit Committee recommends to the Board of Directors the appointment of the independent auditors and reviews with the auditors' representatives the scope of their examination, their fees, the results of their examination, and any problems identified by the independent auditors regarding internal controls, together with their recommendations.

     During the last fiscal year, the Board of Directors held four meetings. The Executive Committee did not hold a meeting, the Compensation Committee held three meetings, the Nominating Committee held one meeting and the Audit Committee held two meetings. Each of the incumbent directors attended at least 75% of the aggregate of all Board of Director meetings and committee meetings on which he served during the last fiscal year.

                             EXECUTIVE COMPENSATION

     The following table provides information as to annual, long-term and other compensation during fiscal years 1995, 1994 and 1993 for the Company's Chief Executive Officer and the persons who, in fiscal 1995, were the other four most highly compensated executive officers of the Company (collectively, the "Named Officers"):
                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                             ANNUAL COMPENSATION               AWARDS
                                    -------------------------------------   ------------
         NAME AND                                          OTHER ANNUAL      RESTRICTED       ALL OTHER
    PRINCIPAL POSITION      YEAR    SALARY($)  BONUS($)   COMPENSATION($)   STOCK($)(1)    COMPENSATION($)
- --------------------------  ----    --------   --------   ---------------   ------------   ---------------
Sam Moore.................  1995    $275,000   $175,000       $     0         $246,875        $ 173,092(2)
  President and Chief       1994     250,000    100,000             0                0          148,203
  Executive Officer         1993     160,000    136,660             0                0          154,950
S. Joseph Moore...........  1995     153,847    130,000             0           74,063            7,039(3)
  Executive Vice President  1994     120,385     50,000             0                0            5,938
                            1993      76,847     50,000             0                0            3,026
Joe L. Powers.............  1995     169,234     80,000             0           98,750            7,764(4)
  Executive Vice President  1994     155,869     50,000             0                0            7,703
  and Secretary             1993     125,166     50,000             0                0            8,483
Roland Lundy..............  1995     184,201    127,000             0           98,750            8,148(5)
  President, Word Records   1994     172,196     50,000        48,510(6)             0            8,068
  & Music Division          1993(7)   51,923     25,000             0                0                0
Byron D. Williamson.......  1995     167,275     99,000             0           98,750            5,383(8)
  President, Word           1994     158,694     96,000             0                0            4,828
  Publishing Division       1993(7)   41,365     15,933             0                0                0

- ---------------

(1) The amounts indicated in this column represent the dollar value as of March 31, 1995 of restricted stock grants earned during fiscal 1995 to the Named Officers under the Stock Incentive Plan. These restricted stock awards were granted contingently to Sam Moore in the amount of 25,000 shares and to each of S. Joseph Moore, Joe L. Powers, Roland Lundy and Byron D. Williamson in the amount of 10,000 shares and could be earned proportionally over fiscal 1995 and fiscal 1996 based on the achievement of pre-established margin contribution objectives of certain divisions of the Company and/or pre-tax income targets of the Company for each of such years. Shares earned pursuant to these restricted stock awards are contingent upon the continued employment of the Named Officer for a period of two fiscal years after the date such shares are earned. As a result of achieving the performance goals established for fiscal 1995, the number of shares earned by each of the Named Officers includes 12,500 shares to Sam Moore; 3,750 shares to S. Joseph Moore and 5,000 to shares to each of Joe
     L. Powers, Roland Lundy and Byron D. Williamson. Restricted stock awards made during fiscal 1994 were rescinded by the Compensation Committee because the target performance vesting criteria for fiscal 1994 were not met by the Company.
(2) Includes $163,932 for fiscal year 1995 relating to amounts paid (net of taxes) to Sam Moore to enable him to pay the after income tax cost of the premiums on life insurance maintained on the joint lives of Sam Moore and his wife. Such payments are contemplated by an agreement between Sam Moore and the Company, dated May 17, 1991. Also includes $6,850 contributed to the ESOP and $2,310 contributed to the Company's 401(k) Plan by the Company on behalf of Sam Moore.
(3) Includes $4,729 contributed to the ESOP and $2,310 contributed to the Company's 401(k) Plan by the Company on behalf of S. Joseph Moore.
(4) Includes $5,454 contributed to the ESOP and $2,310 contributed to the Company's 401(k) Plan by the Company on behalf of Mr. Powers.
(5) Includes $5,838 contributed to the ESOP and $2,310 contributed to the Company's 401(k) Plan by the Company on behalf of Mr. Lundy.
(6) Represents moving expenses paid by the Company on behalf of Mr. Lundy.
(7) The Named Officers became employees of the Company following the Company's acquisition of Word, Incorporated in November 1992. Therefore, the compensation reflected in this table for fiscal 1993 includes only four months of employment with the Company.
(8) Includes $4,828 contributed to the ESOP and $555 contributed to the Company's 401(k) Plan by the Company on behalf of Mr. Williamson.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     This table provides information as to options granted to the Named Officers during fiscal year 1995.

                                  INDIVIDUAL GRANTS
- --------------------------------------------------------------------------------------       POTENTIAL
                                                PERCENT OF                                REALIZABLE VALUE
                                                  TOTAL                                  AT ASSUMED ANNUAL
                                  NUMBER OF      OPTIONS/                                  RATES OF STOCK
                                 SECURITIES    SARS GRANTED                              PRICE APPRECIATION
                                 UNDERLYING    TO EMPLOYEES   EXERCISE OR                 FOR OPTION TERM
                                 OPTION/SARS    IN FISCAL     BASE PRICE    EXPIRATION   ------------------
             NAME                GRANTED(#)        YEAR         ($/SH)         DATE       5%($)     10%($)
- -------------------------------  -----------   ------------   -----------   ----------   -------   --------
Sam Moore......................     31,250(1)      10.0%        $ 15.64       5/23/99    $85,577   $235,900
S. Joseph Moore................     12,500(1)       4.0           14.40       5/23/99     40,731     91,892
Joe L. Powers..................      9,375(1)       3.0           14.40       5/23/99     30,548     68,919
Roland Lundy...................     12,500(2)       4.0           14.40       5/23/99     40,731     91,892
Byron D. Williamson............     12,500(2)       4.0           14.40       5/23/99     40,731     91,892

- ---------------

(1) Options to purchase shares of Class B Common Stock granted on May 23, 1994 pursuant to the 1986 Plan. These options vest in four equal annual installments of 25% beginning on the first anniversary of the date of grant.
(2) Options to purchase shares of Common Stock granted on May 23, 1994 pursuant to the 1986 Plan. These options vest in four equal annual installments of 25% beginning on the first anniversary of the date of grant.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information as to options exercised by the Named Officers during fiscal year 1995. In addition, this table includes the aggregate number of shares of Common Stock covered by both exercisable and unexercisable stock options as of March 31, 1995. Also reported are the values for the "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS/SARS AT          OPTIONS/SARS
                                SHARES                         FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)(1)
                               ACQUIRED         VALUE      ---------------------------   ---------------------------
           NAME             ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------  --------------   -----------   -----------   -------------   -----------   -------------
Sam Moore.................      45,000        $ 832,500         0            31,250          $ 0         $ 103,754
S. Joseph Moore...........       5,625          106,875         0            12,500            0            57,500
Joe L. Powers.............      15,000          285,000         0             9,375            0            43,125
Roland Lundy..............           0                0         0            12,500            0            57,500
Byron D. Williamson.......           0                0         0            12,500            0            57,500

- ---------------

(1) Amount reflects gains on outstanding options based on the closing price of the Common Stock on March 31, 1995.

DIRECTORS COMPENSATION

     Directors not otherwise employed by the Company receive $1,200 per month plus $1,000 for attending, in person, each meeting of the Board of Directors or any committee, when such committee meetings are separately called and held. Directors attending such meetings by means of a telephone conference call receive $500 for each meeting. Board members who are employed as officers by the Company receive no extra compensation for their services as directors or committee members. All directors are reimbursed by the Company for expenses incurred by them in connection with their service on the Board of Directors and committees.

     The Company has adopted the 1990 Deferred Compensation Option Plan for Outside Directors (the "Outside Directors Plan"). Options may be awarded under the Outside Directors Plan, on or prior to the annual meeting of shareholders or on initial election to the Board of Directors, to each director of the Company who files with the Company an irrevocable election to receive options in lieu of not less than fifty percent (50%) of the retainer fees to be earned during each fiscal year. The option price for shares granted under the Outside Directors Plan is $1.00 per share with the number of shares being determined by dividing the amount of the annual retainer fee by the fair market value of the shares on the option date less $1.00 per share.

     The Company engaged a nationally recognized compensation consulting firm to assist the Company and make recommendations regarding compensation arrangements for the Company's directors. Pursuant to this engagement, the consulting firm made a recommendation that compensation for the Company's outside directors also should include an annual stock option grant for the purchase of 2,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, as described in more detail under "PROPOSAL NO. 2 -- Approval of Amendments to the Amended and Restated 1992 Employee Stock Incentive Plan," the Board of Directors is submitting for shareholder approval an amendment to the Stock Incentive Plan providing for the grant to each outside director as of the date of each annual meeting of shareholders of a nonqualified stock option for 2,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. If approved by the shareholders, the shares subject to such options will vest on the first anniversary of the date of grant and remain exercisable for ten years after the date of grant.

EMPLOYMENT AND TERMINATION AGREEMENTS

     The Company has an agreement with Sam Moore which provides that upon termination of employment for any reason other than as defined in the agreement, Mr. Moore will receive severance compensation equal to an amount necessary to fund certain insurance survivorship policies until a net death benefit of $10,000,000 is attained, or December 31, 2006, whichever is earlier. The policy proceeds will be paid to a trust established for the benefit of Mr. Moore's family.

     The Company has multi-year employment agreements with Joe L. Powers, Roland Lundy and Byron D. Williamson, which provide for annual salaries and benefits.

COMPENSATION COMMITTEE REPORT

     Decisions concerning the compensation of the Company's executives are made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee is responsible for reviewing and setting the compensation of the Company's senior executives and for establishing general executive compensation policies for the Company.

  Compensation Philosophy and Policies for All Executive Officers

     The Company believes that an effective executive compensation program is one which is attractive compared with competing compensation programs, creates incentives for enhancing long-term shareholder value and effectively aligns the interests of the shareholders and the senior executive officers. The Compensation Committee believes that the primary objectives of the Company's executive compensation policy should be:

     - to attract and retain talented executives by providing a compensation program that is competitive with the compensation provided to executives at companies of comparable size and position in the publishing, media and music business, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performance;

     - to provide appropriate incentives for executives to work towards the achievement of the Company's annual performance targets established in the Company's business plan; and

     - to more closely align the interests of its executives with those of shareholders by providing long-term incentive compensation in the form of stock options or other equity-based long-term incentive compensation.

     The Compensation Committee believes that the Company's executive compensation policies should be reviewed during the first quarter of the fiscal year when the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with the Company's financial performance, its business plan and its position within the publishing, media and music industry, as well as the compensation policies of similar companies in the publishing, media and music business. The compensation of individual executives should then be reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

     In setting and reviewing compensation for the executive officers, the Compensation Committee considers a number of different factors designed to assure that compensation levels are properly aligned with the Company's business strategy, corporate culture and operating performance. Among the factors considered are the following:

          a. Comparability -- The Compensation Committee considers the compensation packages of similarly situated executives at companies deemed to be most comparable to the Company. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

          b. Pay for Performance -- The Compensation Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee has relied on cash bonuses which have been determined on the basis of certain objective and subjective factors after receiving the recommendations of senior management.

          c. Equity Ownership -- The Compensation Committee considers that an integral part of the executive compensation program at the Company is equity-based compensation plans which encourage and create ownership of the Company's stock by its executives, thereby aligning executives' long-range interests with those of the shareholders. These long-term incentive programs are principally reflected in the Company's stock incentive plans. The Compensation Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of equity-based incentives with that goal in mind.

          d. Qualitative Factors -- The Compensation Committee believes that in addition to corporate performance and specific division performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions that a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives, development and moral skills, public affairs and civic involvement have been deemed to be important qualitative factors to take into account in considering levels of compensation.

     Commencing with the Company's acquisition of Word, Incorporated in November 1992, the Company has expanded significantly its product lines and distribution channels resulting in an increase in net revenues from $98.6 million in fiscal 1992 to $265.1 million in fiscal 1995, and an increase in net earnings per share from $0.47 to $0.88. As a result of this growth and in connection with the annual review of the Company's executive compensation policies, the Compensation Committee deemed it appropriate to undertake a comprehensive review of the Company's executive compensation and benefit programs. The Compensation Committee has engaged a nationally recognized compensation consulting firm to assist the Compensation Committee in its review and to make recommendations to address the Company's compensation arrangements for the Company's senior executive officers. Compensation for each of the Named Officers for fiscal 1996 will be based on policies adopted by the Compensation Committee based on such review. In connection with this review and in light of the significant changes in the Company's product lines and distribution channels, the Compensation Committee determined that the peer group which the Compensation Committee had utilized for purposes of evaluating compensation for executive officers for fiscal 1995 and that the Company had included in the Performance Graph presented in its prior Proxy Statements (the "Former Peer Group") should be changed. The new peer group consists of 21 publishing and media companies, which are closer to the Company in size than the companies included in the Former Peer Group. The companies in the Company's new peer group are reflected in the Performance Graph included in this Proxy Statement and will be used for purposes of reviewing compensation policies for executive officers for fiscal 1996.

  Compensation of Executive Officers

     The Compensation Committee believes that the compensation for each of its executive officers should consist of a base salary, the potential for an annual cash bonus and equity-based long-term incentive compensation and has applied the policies described herein to fiscal 1995 compensation for executive officers including the Named Officers.

     Base Compensation. In determining whether an increase in base compensation for its executive officers was appropriate for fiscal 1995, the Compensation Committee reviewed salary ranges recommended by management and consulted with the Chief Executive Officer. The Compensation Committee subjectively determined on the basis of discussions with the Chief Executive Officer, a review of the base compensation of executive officers of 14 companies with significant publishing activities (which are included in the Performance Graph presented in this Proxy Statement as the "Former Peer Group"), and its experience in business generally and with the Company specifically what it viewed to be appropriate levels of base compensation after taking into consideration the contributions of each executive. As a result of this review, increases averaging approximately 10% in the base salaries for the Named Officers for fiscal 1995 were made, with specific increases varying from 5% to 28%, reflecting the Compensation Committee's subjective judgment as to the competitive level of the compensation being paid to each executive, the executive's contribution to the success of the Company's performance and the increased responsibilities undertaken by the executive. As a result of these increases, base salaries for the Named Officers were set for fiscal 1995 at approximately the 41st to 49th percentile of the base compensation of executives with similar responsibilities at the companies included in the Former Peer Group. The Compensation Committee did not assign any relative weight to the quantitative and qualitative factors which were applied subjectively in reaching its base compensation decisions.

     Annual Incentive and Bonus Compensation. For fiscal 1995, the Compensation Committee established goals for the award of cash incentive payments based primarily on predetermined margin contributions of certain divisions of the Company and pre-tax income targets for the Company for fiscal 1995. The amount of any award varied with the executive officer and the percentage of actual margin contributions and pre-tax income to target margin contributions and pre-tax income, with a maximum bonus for each executive officer predicated on achieving 110% of target margin contributions and pre-tax income. As a result of this plan, incentive payments aggregating $611,000 (64% of applicable base salaries) were earned by the Named Officers for fiscal 1995.

     Long-Term Incentive Compensation. Stock options and restricted stock awards were the principal vehicles for payment of long-term incentive compensation in fiscal 1995. The Compensation Committee believes that its past grants of stock options have successfully focused the Company's management team on building profitability and enhancing shareholder value.

     The Company currently has no set policy as to when equity-based incentives should be awarded, although historically the Company has awarded stock options and restricted stock, if any, at the time of the Company's annual compensation review. The Compensation Committee believes the Company should make it a part of its regular executive compensation policies to grant annual awards of equity-based incentives to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer. These grants should be made within guidelines established at the time of the annual review. The exercise price of each stock option should be the fair market value of the Common Stock on the date of grant. Generally, stock options have vested over a period of four years. Restricted stock awards have generally vested over a period of three years, with vesting tied to achievement of performance goals for the Company and/or business units of the Company. The Compensation Committee's policy is that the material terms of equity-based incentives should not be amended after grant.

     The Compensation Committee determines the award of equity-based incentives to its executive officers and takes into account the recommendations of the Chief Executive Officer prior to approving annual awards of long-term stock-based incentive compensation to the other executive officers. During fiscal 1995, the Compensation Committee granted to the Named Officers restricted stock awards under the Stock Incentive Plan in the aggregate amount of 65,000 shares, which could be earned proportionately over the next two fiscal years based on predetermined margin contributions of certain divisions of the Company and/or pre-tax income targets for the Company for each of such years. Specific grants were between 10,000 and 25,000 shares. As a result of the Company achieving the performance goals established for fiscal 1995, 31,250 of such shares were earned in fiscal 1995. During fiscal 1995, the Compensation Committee granted to the Named Officers options to purchase an aggregate of 53,125 and 25,000 shares of the Company's Class B Common Stock and Common Stock, respectively, under the 1986 Plan. Specific grants were between 9,375 and 31,250 shares. The size of the option grant to each Named Officer was determined by the Compensation Committee based upon a subjective assessment of such Named Officer's performance and his respective level in the organization. The exercise price of each option is equal to the fair market value on the date of grant. The options vest at a rate of 25% annually over four years and are contingent upon continued employment through the vesting dates. All options expire ten years from the date of grant.

     Chief Executive Officer Compensation. The Compensation Committee reviewed the performance of Sam Moore as Chairman, Chief Executive Officer and President of the Company in determining compensation for the 1995 fiscal year. The Compensation Committee took into account a comparison of the base compensation of chief executive officers of the companies included in the Former Peer Group, the longevity of Mr. Moore's service to the Company and the increase in Mr. Moore's management responsibilities as a result of the Company's continued growth. In light of these factors, the Compensation Committee determined that his base compensation for fiscal 1995 should be increased to $275,000. In reaching that conclusion, the Compensation Committee also took into account that as part of Mr. Moore's compensation the Company paid him an additional approximately $163,932 to enable him to pay the after income tax cost of premiums for life insurance maintained on the joint lives of Mr. Moore and his wife. This payment was made pursuant to a previously executed agreement and is conditioned upon Mr. Moore maintaining in excess of 3,000,000 votes of Common Stock and Class B Common Stock at all times. The life insurance is designed to ensure sufficient liquidity for Mr. Moore's estate so that the estate would not be forced to sell its significant stock position in the Company to fund its estate tax liability, thus providing stability in the market for the Company's securities.

     The Compensation Committee determined that it was appropriate that a significant portion of Mr. Moore's compensation package continue to be linked to performance-based cash and equity-based incentives. Accordingly, for fiscal year 1995, the Compensation Committee approved an incentive cash bonus for Mr. Moore based on the achievement of a predetermined formula of pre-tax income. Mr. Moore earned an incentive cash bonus during fiscal 1995 in the amount of $175,000. The Committee noted the total compensation paid to Mr. Moore for fiscal 1995 represented a 29% increase over that paid in fiscal 1994, consistent with the Company's percentage increase in net income over the same period.

     The Compensation Committee also believed that it was important for Mr. Moore to continue to be awarded from time to time long-term equity-based incentive compensation. Historically, the Company from time to time has utilized the 1986 Executive Stock Purchase Plan, the 1986 Plan and the Stock Incentive Plan to provide awards of this character. During fiscal 1995, the Compensation Committee granted Mr. Moore a restricted stock award under the Stock Incentive Plan in the amount of 25,000 shares which could be earned proportionately over the next two fiscal years based on predetermined pre-tax income targets for each of such years. As a result of the Company achieving the performance goals established for fiscal 1995, 12,500 of such shares were earned in fiscal 1995. During fiscal 1995, the Compensation Committee granted to Mr. Moore an option to purchase 31,250 shares of the Company's Class B Common Stock under the 1986 Plan on the same terms as those granted to the other executive officers. Consistent with those granted to the other executive officers, the size of such option grant was determined by the Compensation Committee based upon a subjective assessment of Mr. Moore's contribution to the success of the Company's performance.

     Federal Income Tax Deductibility Limitations. Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act in 1993 ("OBRA"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the Company as a tax deduction.

     The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Stock options and other equity-based incentives granted under the Stock Incentive Plan will qualify as performance-based compensation if shareholder approval of certain of the proposed amendments to the Stock Incentive Plan is obtained. None of the executive officers received compensation in fiscal 1995 that would exceed the $1,000,000 limit on deductibility. The Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

May 25, 1995
                                          Millard V. Oakley, Chairman
                                          Brownlee O. Currey, Jr.
                                          W. Lipscomb Davis, Jr.

PERFORMANCE GRAPH

     In connection with the annual review of the Company's executive compensation policies for fiscal 1996, the Compensation Committee engaged the services of a nationally recognized compensation consulting firm. Due to the significant growth in the Company's product lines and distribution channels, the Compensation Committee in consultation with such consulting firm determined that an expanded peer group which included publishing and media companies more comparable in size to the Company was appropriate both for reviewing the Company's executive compensation policies and for use in the Performance Graph hereinafter set forth. The new peer group (the "New Peer Group") is comprised of the following 21 publicly traded companies:

American Greetings Corp.
BET Holdings, Inc.
C C H, Inc.
Courier Corp.
Day Runner, Inc.
Gaylord Entertainment Co.
C. R. Gibson Co.
Houghton Mifflin Co.
Integrity Music, Inc.
International Family Entertainment, Inc.
Jostens, Inc.
King World Productions, Inc.
Marvel Entertainment Group, Inc.
Meredith Corp.
Multimedia, Inc.
Plenum Publishing Corp.
Scholastic Corp.
Value Line, Inc.
Waverly, Inc.
Western Publishing Group, Inc.
John Wiley & Sons, Inc.

     The companies in the Former Peer Group include the following 14 publicly traded companies which have significant publishing activities:

Harcourt General, Inc.
Houghton Mifflin Co.
McGraw-Hill, Inc.
Meredith Corp.
Paramount Communications, Inc.
Plenum Publishing Corp.
Price Stern Sloan, Inc.
Readers' Digest Association, Inc.
Scholastic Corp.
Time Warner, Inc.
Times Mirror Co.
Waverly, Inc.
Western Publishing Group, Inc.
John Wiley & Sons, Inc.

     The following graph compares the five-year cumulative returns of $100 invested on March 31, 1990 in (a) the Common Stock, (b) the Class B Common Stock, (c) Standard & Poor's MidCap 400 Index (the "S&P Index"), (d) an index compiled by the Company and composed of the publicly traded common stock of the companies comprising the New Peer Group (the "New Peer Group Index") and (e) an index compiled by the Company and composed of the publicly traded common stock of the companies comprising the Former Peer Group (the "Former Peer Group Index"), assuming the reinvestment of all dividends. The returns on the common stock of each member of the Former Peer Group Index and the New Peer Group Index have been weighted to reflect relative stock market capitalization.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                    AMONG THOMAS NELSON, INC. COMMON STOCK,
      THOMAS NELSON, INC. CLASS B COMMON STOCK, THE S&P MIDCAP 400 INDEX,
            THE NEW PEER GROUP INDEX AND THE FORMER PEER GROUP INDEX


                                   (GRAPH)


                                                  THOMAS NEL-
                                  THOMAS NEL-      SON, INC.
      MEASUREMENT PERIOD           SON, INC.        CLASS B       S& P MIDCAP      NEW PEER       FORMER PEER
    (FISCAL YEAR COVERED)        COMMON STOCK    COMMON STOCK      400 INDEX      GROUP INDEX     GROUP INDEX
1990                                       100             100             100             100             100
1991                                       187             151             120             106             110
1992                                       261             221             146             107             111
1993                                       315             260             170             132             145
1994                                       393             372             180             145             159
1995                                       502             404             196             156             168

                                 PROPOSAL NO. 2

                   APPROVAL OF AMENDMENTS TO THE AMENDED AND
                  RESTATED 1992 EMPLOYEE STOCK INCENTIVE PLAN

     The Stock Incentive Plan was originally adopted by the Company's shareholders in August 1992 and was amended by the Board of Directors to make certain minor changes in May 1994 and June 1995. The Stock Incentive Plan initially authorized 300,000 shares of Common Stock and 200,000 shares of Class B Common Stock for issuance, which number of shares subsequently increased to a total of 562,500 shares of Common Stock and 375,000 shares of Class B Common Stock due to stock splits. At July 3, 1995, there were approximately 450,297 shares of Common Stock and 323,332 shares of Class B Common Stock available for issuance under the Stock Incentive Plan.

     The Compensation Committee which consists entirely of directors who are not employees of the Company ("Outside Directors"), reviewed the Company's stock-based incentive compensation plans and concluded based, in part, on the recommendations of a compensation consultant engaged by the Company to review its compensation levels and policies that the Stock Incentive Plan did not authorize a sufficient number of shares to provide flexibility for stock-based compensation to establish appropriate long-term incentives and achieve Company objectives. The Compensation Committee and the Board of Directors believe that a key element of officer, key employee and Outside Director compensation is stock-based incentive compensation. Stock-based compensation advances the interests of the Company by encouraging, and providing for, the acquisition of equity interests in the Company by officers, key employees and Outside Directors, thereby providing substantial motivation for superior performance and aligning their interests with shareholders. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to attract and retain those employees and Outside Directors who are important to the long-term success of the Company, the Board of Directors proposed the adoption, subject to shareholder approval, of amendments to the Stock Incentive Plan to: (i) increase the number of shares authorized for issuance thereunder from 937,500 shares to 2,140,000 shares; (ii) impose a limit on the number of shares under stock-based awards that may be issued to any individual under the Stock Incentive Plan to 300,000 during any three consecutive years; (iii) provide for an automatic annual grant of a non-qualified option to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value of such stock on the date of grant, to be awarded to each Outside Director on the date of the Company's annual meeting of shareholders; and (iv) extend the term of the Stock Incentive Plan to June 27, 2005. The Board of Directors believes that these amendments are essential to further the long-term stability and financial success of the Company by attracting, motivating and retaining qualified employees and Outside Directors through the use of stock incentives.

     Under OBRA, compensation expense with respect to stock options, stock appreciation rights ("SARs") and other stock-based awards having an exercise price that is equal to or greater than the fair market value of the underlying stock at the time of grant are exempt from the $1,000,000 limitation on deductibility if, among other things, the options or SARs are granted pursuant to a plan approved by shareholders which contains a per person limit on the number of shares underlying stock-based awards which may be granted during a specific period to a particular executive. If the amendments of the Stock Incentive Plan are approved by shareholders, it is anticipated that awards of such stock-based compensation to the Named Officers will not be subject to the limitations of OBRA.

     A copy of the Stock Incentive Plan, including the proposed amendments, is attached as Exhibit A to this Proxy Statement. If approved by the shareholders, the amendments to the Stock Incentive Plan will become effective as of June 27, 1995.

SUMMARY OF THE AMENDMENTS

     The proposed amendments to the Stock Incentive Plan increase the number of shares which may be issued upon the exercise of options or for issuance of SARs, restricted stock awards, or other stock-based awards (as defined in the Stock Incentive Plan, the "Incentive Stock Awards") by 1,202,500 shares, or approximately nine percent of the 13,456,423 shares of Common Stock and Class B Common Stock outstanding on July 3, 1995. Such shares may consist of any combination of Common Stock or Class B Common Stock. The Stock Incentive Plan provides for appropriate adjustment in the number of shares in the event of a stock dividend, recapitalization, merger or the like.

     In order to exclude the value of stock options and SARs from the limitations on the federal tax deductibility of compensation paid to certain executive officers, OBRA and applicable temporary regulations thereunder require that the plan under which such stock awards are granted must be approved by shareholders and contain a per person limitation on the number of options or SARs which may be granted during a specific period to any particular executive. Accordingly, the amendments to the Stock Incentive Plan provide that the number of options and SARs which may be granted to any individual under the Stock Incentive Plan will be limited to 300,000 shares during any consecutive three year period.

     The amendments to the Stock Incentive Plan include provisions providing for an automatic annual grant of a non-qualified stock option to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. An aggregate of 140,000 shares of Common Stock will be reserved for issuance pursuant to automatic annual stock option grants to Outside Directors. Outside Directors are not otherwise eligible to receive awards under the Stock Incentive Plan.

     The Stock Incentive Plan provides that no incentive stock awards shall be granted on or after June 27, 2002. Accordingly, in order that the Stock Incentive Plan may continue to serve its intended purposes after that date, the amendments to the Stock Incentive Plan extend the period during which options may be granted to June 27, 2005.

SUMMARY OF MATERIAL PROVISIONS OF THE STOCK INCENTIVE PLAN

     The following is a summary of the material provisions of the Stock Incentive Plan.

     Shares. The Stock Incentive Plan will be amended to authorize an aggregate of 2,140,000 shares, an increase of 1,202,500 additional shares, or approximately nine percent of the Common Stock and Class B Common Stock outstanding as of July 3, 1995. These shares are in addition to the 450,297 shares of Common Stock and 322,082 shares of Class B Common Stock currently available for issuance under the Stock Incentive Plan. Shares awarded under the Stock Incentive Plan may consist, in whole or in part, of any combination of authorized and unissued shares of Common Stock and Class B Common Stock. If shares subject to an option under the Stock Incentive Plan cease to be subject to such option, or if shares awarded under the Stock Incentive Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of Common Stock or Class B Common Stock and without the payment of any dividends thereon, such shares will again be available for future distribution under the Stock Incentive Plan.

     Participation. Incentive Stock Awards may be made to key employees, including officers, of the Company, its subsidiaries and affiliates, but (except for automatic annual grants of non-qualified options to Outside Directors as described below) may not be granted to any director who is a member of the Committee administering the Stock Incentive Plan or to any other director unless the director is also a regular employee of the Company, its subsidiaries or affiliates. No employee is eligible for awards relative to shares of Common Stock and Class B Common Stock which exceed 300,000 shares in any consecutive three year period. The number of officers and other key employees currently eligible for awards pursuant to the Stock Incentive Plan is approximately 50.

     Outside Directors will receive non-qualified stock options to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant to be awarded to each Outside Director on the date of the Company's annual meeting of shareholders. There are currently seven Outside Directors.

     Administration. The Stock Incentive Plan will be administered by a Committee of no less than two disinterested individuals appointed by the Board of Directors, which Committee is currently the Compensation Committee.

     The Compensation Committee shall have no authority to determine the terms or conditions of awards to Outside Directors.

     Awards Under the Plan. The Committee will have the authority to grant the following type of awards officers and key employees under the Stock Incentive Plan (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock, and
(4) Other Stock-Based Awards.

          1. Stock Options. Incentive stock options ("ISO") and non-qualified stock options may be granted for such number of shares of Common Stock and Class B Common Stock as the Committee will determine and may be granted alone, in conjunction with, or in tandem with, other awards under the Stock Incentive Plan, but subject to the per person limitation on awards.

          A stock option will be exercisable at such times and subject to such terms and conditions as the Committee will determine and over a term to be determined by the Committee, which term will be no more than ten years after the date of grant. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock or Class B Common Stock, as the case may be, as of the date of grant and for any non-qualified stock option will be not less than 50% of the fair market value as of the date of grant. Although the Stock Incentive Plan, as previously approved by shareholders, permits the Committee to grant non-qualified stock options exercisable at less than their fair market value on the date of the grant, but not below 50% of such fair market value, the Committee has not done so in the past and has no current intention of doing so. Payment of the option price (in the case of an ISO) may be in cash, or, as determined by the Committee, by unrestricted Common Stock or Class B Common Stock, as the case may be, having a fair market value equal to the option price. For non-qualified stock options, payment, as determined by the Committee, may also be made in the form of restricted stock.

          2. Stock Appreciation Rights. SARs may be granted in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once an SAR has been exercised, the related portion of the stock option underlying the SAR will terminate.

          Upon the exercise of an SAR, the Committee will pay to the employee in cash, Common Stock, Class B Common Stock or a combination thereof (the method of payment to be at the discretion of the Committee), an amount of money equal to the excess between the fair market value of the stock on the exercise date and the option of the price, multiplied by the number of SAR's being exercised.

          In addition to the foregoing SARs, the Committee may grant limited SARs which will be exercisable only in the event of a change in control or potential change in control of the Company as defined in the Stock Incentive Plan. In awarding SARs or limited SARs, the Committee may provide that in the event of a change in control or potential change in control. SARs or limited SARs may be cashed out on the basis of the change in control price, as defined in the Stock Incentive Plan.

          3. Restricted Stock. Restricted stock may be granted alone, in conjunction with, or in tandem with, other awards under the Stock Incentive Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

          In making an award of restricted stock, the Committee will determine the periods during which the stock is subject to forfeiture, and may grant such stock at a purchase price equal to or less than the par value of the Common Stock and/or Class B Common Stock.

          During the restriction period, the employee may not sell, transfer, pledge or assign the restricted stock. The certificate evidencing the restricted stock will remain in the possession of the Company until the restrictions have lapsed.

          4. Other Stock-Based Awards. The Committee also may grant other types of awards that are valued, in whole or in part, by reference to or otherwise based on the Common Stock or Class B Common Stock. These awards may be granted alone, in addition to, or in tandem with, stock options, SARs and restricted stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide.

     Automatic Annual Grants to Outside Directors. The amendments to the Stock Incentive Plan provide for an automatic annual grant of a non-qualified stock option to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value of such stock on the date of grant, to be awarded to each Outside Director on the date of the Company's annual meeting of shareholders. Each option granted to an Outside Director will vest and become exercisable in full one year after the date of grant, if the Outside Director is still a director on such date, and will expire, if unexercised, on the tenth anniversary of the date of grant. Outside Directors are not otherwise eligible to receive awards under the Stock Incentive Plan.

     Change in Control Provisions. If there is a change in control or a potential change in control, any SARs and stock options which are not then exercisable will become fully exercisable and vested. Similarly, the restrictions applicable to restricted stock and other stock-based awards will lapse and such shares and awards will be deemed fully vested. Stock options, SARs, limited SARs, restricted stock and other stock based awards, will, unless otherwise determined by the Committee in its sole discretion, be cashed out on the basis of the change in control price described below. Options granted to Outside Directors will vest, but will not be cashed out, upon a change in control.

     The change in control price will be the highest price per share paid in any transaction reported on the New York Stock Exchange composite index, or paid or offered to be paid in any bona fide transaction relating to a potential or actual change in control of the Company, at any time during the immediately preceding 60 day period as defined by the Committee. A change in control occurs if (1) any person becomes a beneficial owner directly or indirectly of 20% or more of the total voting stock of the Company (subject to certain exceptions),
(2) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination or similar transaction less than a majority of the combined voting power of the then outstanding securities of the Company are held in the aggregate by the holders of Company securities entitled to vote generally in the election of directors immediately prior to such transaction, or
(3) during any period of two consecutive years, individuals which at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof. A potential change in control means
(1) approval by the shareholders of an agreement which, if completed, would constitute a change in control, or (2) the acquisition by a person of 5% or more of the total voting stock of the Company and the adoption by the Board of Directors of a resolution that a potential change in control, as defined in the Stock Incentive Plan, has occurred.

     Amendment. The Stock Incentive Plan may be amended by the Board of Directors, except that the Board of Directors may not, without the approval of the Company's shareholders, increase the number of shares available for distribution, change the pricing rule applicable for stock options, change the class of employees eligible to receive awards under the Amended and Restated Stock Incentive Plan, or extend the term of any option award. The provisions of the Stock Incentive Plan relating to grants to Outside Directors may not be amended more than once every six months except to comply with changes in the Internal Revenue Code of 1986, as amended (the "Code") and the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

     Adjustment. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other changes in the Company's structure affecting the Common Stock and/or Class B Common Stock, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares reserved under the Stock Incentive Plan and in the number of shares covered by options and other awards then outstanding under the Stock Incentive Plan and, where applicable, the exercise price for awards under the Stock Incentive Plan.

     Federal Income Tax Aspects. The following is a brief summary of the Federal income tax aspects of awards made under the Stock Incentive Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

          1. Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock or Class B Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then:

     (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

          If Common Stock or Class B Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

          Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

          2. Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

          3. Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock or Class B Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

          4. Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether be made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally, will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

          5. Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

          6. Other Stock-Based Awards. The Federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

     The following table provides information as to awards made to Named Officers under the Stock Incentive Plan in fiscal 1995 and proposed awards to Outside Directors for fiscal 1996.

               FISCAL 1995 AND PROPOSED FISCAL 1996 PLAN BENEFITS

            AMENDED AND RESTATED 1992 EMPLOYEE STOCK INCENTIVE PLAN

                                                         DOLLAR VALUE                      SHARES OF
                                                         OF ALL STOCK         STOCK        RESTRICTED
                                                         BASED AWARDS        OPTIONS         STOCK
                  NAME AND POSITION                       EARNED ($)         GRANTED        GRANTED
- ------------------------------------------------------  --------------       -------       ----------
Named Officers:
  Sam Moore...........................................     $246,875(1)            --         25,000
  S. Joseph Moore.....................................       74,063(1)            --         10,000
  Joe L. Powers.......................................       98,750(1)            --         10,000
  Roland Lundy........................................       98,750(1)            --         10,000
  Byron D. Williamson.................................       98,750(1)            --         10,000
  All executive officers as a group (10 persons)......      761,263               --         81,461
  Non-executive officer employee group................      767,624               --         82,410

Outside Directors:
  Brownlee O. Currey, Jr..............................        3,000(2)         2,000             --
  W. Lipscomb Davis, Jr...............................        3,000(2)         2,000             --
  Robert J. Niebel, Sr................................        3,000(2)         2,000             --
  Millard V. Oakley...................................        3,000(2)         2,000             --
  Joe M. Rodgers......................................        3,000(2)         2,000             --
  Cal Turner, Jr......................................        3,000(2)         2,000             --
  Andrew J. Young.....................................        3,000(2)         2,000             --
  All Outside Directors as a group (7 persons)........       21,000(2)        14,000             --

- ---------------

(1) The amounts indicated represent the dollar value as of March 31, 1995 of restricted stock grants earned during fiscal 1995 to the Named Officers under the Stock Incentive Plan. These restricted stock awards were granted contingently to Sam Moore in the amount of 25,000 shares and to each of S. Joseph Moore, Joe L. Powers, Roland Lundy and Byron D. Williamson in the amount of 10,000 shares and could be earned proportionally over fiscal 1995 and fiscal 1996 based on the achievement of pre-established margin contribution objectives of certain divisions of the Company and/or pre-tax income targets of the Company for each of such years. Shares earned pursuant to these restricted stock awards are contingent upon the continued employment of the Named Officers for a period of two fiscal years after the date such shares are earned. As a result of achieving the performance goals established for fiscal 1995, the number of shares earned by each of the Named Officers includes 12,500 shares to Sam Moore, 3,750 shares to S. Joseph Moore and 5,000 shares to each of Joe L. Powers, Roland Lundy and Byron D. Williamson.
(2) The exercise price of these options will be the closing sale price of the Common Stock as reported on the New York Stock Exchange on the date of grant. The value of such options cannot be determined at this time; however, the amounts indicated are representative dollar values as of March 31, 1995 based upon an exercise price equal to the closing price of the Common Stock on August 24, 1994.

CONCLUSION AND RECOMMENDATION

     The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the amendments to the Stock Incentive Plan to help attract and retain key persons of outstanding competence, to further align their interests with those of the Company's shareholders generally, and to conform the terms of the Stock Incentive Plan to the requirements of performance-based compensation under OBRA.

     A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE STOCK INCENTIVE PLAN.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater than 10% beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended March 31, 1995, its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the year ended March 31, 1995, were examined by Arthur Andersen LLP, independent certified public accountants. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     In keeping with its past practice, the Board of Directors does not intend to select independent auditors for the year ending March 31, 1996 until after the Annual Meeting.

             DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
              PRESENTED AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the Annual Meeting of Shareholders to be held in 1996 must be received in writing by the Company at its executive offices at Nelson Place at Elm Hill Pike, Nashville, Tennessee 37214-1000, not later than March 28, 1996, in order to be included in the Company's proxy statement and proxy for that meeting.

                            METHOD OF COUNTING VOTES

     Pursuant to rules promulgated by the Commission, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to vote "for," "against" or "withhold authority" (or abstain) to vote for one or more of the director nominees, and to vote "for," "against" or "abstain" from voting on any other matters submitted to the shareholders. Under applicable securities laws, Tennessee law and the Company's charter and bylaws, an abstention or withholding of authority to vote will have no effect on the outcome of the election of directors, as such election is determined by the number of votes cast. With regard to the election of directors, however, shares represented at the Annual Meeting by proxies containing instructions to abstain, or withholding authority to vote, will nonetheless be counted as present for purposes of determining whether a quorum exists at the Annual Meeting. With respect to the approval of the amendments to the Stock Incentive Plan, an abstention or withholding of authority to vote will have the same effect as a vote against the amendments, as a majority of all shares present, or represented, and entitled to vote is necessary for such approval.

     A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under Tennessee law and the Company's charter and bylaws, broker non-votes will have no impact on any of the matters submitted to the shareholders, but shares represented by a proxy card marked with a non-vote would be counted as present for purposes of determining the existence of a quorum. Under New York Stock Exchange rules, the election of directors is a matter on which a broker has the discretion to vote if instructions are not received from the client at least 10 days prior to the Annual Meeting, but brokers will not have the discretion to vote on the amendment to the Stock Incentive Plan in the absence of instructions from their clients.

                                 MISCELLANEOUS

     The cost of this solicitation of proxies will be borne by the Company. It is anticipated that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may, without additional compensation, also solicit proxies by telephone, telegram, or personal interview and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the Company's expense.

     The Board of Directors is not aware of any business other than that described in this Proxy Statement to be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal that may be properly brought before the Annual Meeting in accordance with their judgment.

     THE ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED MARCH 31, 1995, IS BEING MAILED TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING. ADDITIONAL INFORMATION IS CONTAINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K WHICH WAS FILED WITH THE COMMISSION ON JUNE 27, 1995. THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF ITS COMPLETE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, UPON WRITTEN REQUEST TO JOE L. POWERS, EXECUTIVE VICE-PRESIDENT AND SECRETARY, THOMAS NELSON, INC., P.O. BOX 141000, NASHVILLE, TENNESSEE 37214-1000.

                                          By order of the Board of Directors.

                                          THOMAS NELSON, INC.
                                          By Sam Moore, President

July 26, 1995

                                                                       EXHIBIT A

                              THOMAS NELSON, INC.

                              AMENDED AND RESTATED
                           1992 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the Thomas Nelson, Inc. 1992 Stock Incentive Plan (the "Plan") is to enable Thomas Nelson, Inc. (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates and directors who are not also employees of the Corporation, and strengthen the mutuality of interests between such key employees, consultants, directors and the Corporation's stockholders, by offering such key employees, consultants and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          B. "Board" means the Board of Directors of the Corporation.

          C. "Book Value" means, as of any given date, on a per share basis (i) the Common Stockholders' Equity in the Corporation as of the end of the immediately preceding fiscal year as reflected in the Corporation's consolidated balance sheet, subject to such adjustment as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events or for shares of capital stock immediately convertible into Common Stock).

          D. "Common Stock" means the Corporation's Common Stock, par value $1.00 per share and "Class B Common Stock" means the Corporation's Class B Common Stock, par value $1.00 per share.

          E. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          F. "Committee" means the Committee referred to in Section 2 of the Plan.

          G. "Corporation" means Thomas Nelson, Inc., a corporation organized under the laws of the State of Tennessee or any successor corporation.

          H. "Disability" means disability as determined under the Corporation's long-term disability insurance policy.

          I. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor definition adopted by the Commission.

          J. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect.

          K. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of a share of such class of Stock on the New York Stock Exchange or such other exchange or market as is the principal trading market for such class of Stock, or, if no such sale of a share of such class of Stock is reported on the New York Stock Exchange or other exchange or principal trading market on such date, the fair market value of a share of such class of Stock as determined by the Committee in good faith.

          L. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          M. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          N. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

          O. "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

          P. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary of the Corporation.

          Q. "Outside Director Option" shall have the meaning provided in
     Section 9.

          R. "Plan" means this Thomas Nelson, Inc. 1992 Employee Stock Incentive Plan, as amended from time to time.

          S. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

          T. "Retirement" means Normal or Early Retirement.

          U. "Stock" means the Common Stock and/or the Class B Common Stock as may be specifically designated by the Committee.

          V. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          W. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

          X. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively in Sections 10(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(j) below.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Disinterested Persons.

     The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under Section 4:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards.

     In particular, the Committee shall have the authority, consistent with the terms of the Plan:

          (a) to select the officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

          (c) to determine the number of shares to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Stock;

          (f) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Corporation are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis; and

          (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

     Notwithstanding the foregoing, the Committee shall have no authority to determine the terms or conditions of awards to Outside Directors, which shall be governed solely by Section 9 hereof.

SECTION 3.  SHARES OF STOCK SUBJECT TO PLAN.

     The aggregate number of shares of Stock reserved and available for distribution under the Plan shall not exceed 2,140,000 shares. Any number of shares of Common Stock or Class B Common Stock may be awarded so long as the total number of shares of Stock awarded does not exceed 2,140,000 shares. No award of Class B Common Stock may be made if such award would violate any rule of the principal trading market for the Stock or would result in a suspension of the trading of the Stock or delisting of the Stock. An aggregate of 140,000 shares of Common Stock shall be reserved solely for issuance under Section 9.

     Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option. The maximum number of shares that may be awarded to any participant under Section 4 of this Plan will be adjusted in the same manner as the number of shares subject to outstanding Options.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director, except as otherwise provided in Section 9) who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. No officer or key employee shall be eligible to receive awards relative to shares of Stock which exceed 300,000 shares during any consecutive three year period.

     Outside Directors shall be eligible to receive awards under Section 9 only.

SECTION 5.  STOCK OPTIONS.

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Options granted to officers, key employees and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the exercise price is made in part or in full with Stock, the Committee may award to the employee a new Stock Option to replace the Stock which was surrendered.

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the Federal income tax incurred by the optionee upon such exercise.

          (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period ending upon the expiration of the stated term of such Stock Option.

          (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period ending upon the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period ending upon the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

          (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422.

          No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Stock with respect to which all Incentive Stock Options issued after December 31, 1986 are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000.

          To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

             (i) if (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under
        Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

             (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regards to the deferral limitations and/or forfeiture restrictions involved.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the Stock on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or, if no such sale of Stock is reported on such date, the fair market value of the Stock as determined by the Committee in good faith.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(e) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares of Stock actually issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time. To the extent that a Stock Appreciation Right is paid in cash upon exercise, the shares of Stock which would have been issued pursuant to the underlying Stock Option in lieu of such cash payment shall not count towards the limitation contained in Section 3 of the Plan and shall remain available for future distribution under the Plan.

          (v) In its sole discretion, the Committee may grant "Limited" Stock Appreciation Rights under this Section 6, i.e, Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

          (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c).

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any

     Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 13(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value earnings per share or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights or Restricted Stock granted under the Plan and/or cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code.

     Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

     The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 8 shall be subject to the following terms and conditions:

          (i) Shares subject to awards under this Section 8 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii) Any award under Section 8 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

          (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

          (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 8 shall be priced at least 85% of the Fair Market Value of the Stock on the date of grant.

SECTION 9.  AWARDS TO OUTSIDE DIRECTORS

     (a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the terms or conditions of any award under this Section 9.

     (b) On the date of each annual meeting of shareholders of the Corporation, commencing with the 1995 Annual Meeting of Shareholders, each Outside Director will receive an automatic grant of a non-qualified stock option to purchase 2,000 shares of the Corporation's Common Stock, par value $1.00 per share, at an exercise price equal to the Fair Market Value of such Stock on the date of grant (an "Outside Director Option"). Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

     (c) Outside Director Options shall not be transferable other than by will or by laws of descent and distribution and shall be exercisable during the lifetime of the grantee only by the grantee.

     (d) Grantees of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

     (e) The termination of Outside Director Options shall be governed by the provisions of Sections 5(h), 5(i) and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of an Outside Director Option.

     (f) Outside Director Options shall vest and become exercisable automatically upon a Change in Control, but shall not otherwise be subject to
Section 10. The number of shares and the exercise price per share of each

Outside Director Option shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3.

     (g) Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option valued at the Fair Market Value of such shares on the date of exercise, unless the Corporation agrees to accept a payment in cash in the amount of such withholding taxes.

     (h) The Board may not amend, alter or discontinue this Section 9 without the approval of the holders of a majority of the issued and outstanding shares of Common Stock, and in no event shall this Section 9 be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

SECTION 10.  CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event.  In the event of:

          (1) a "Change in Control" as defined in Section 10(b) or

          (2) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), the following acceleration and valuation provisions shall apply if so determined by the Committee in its sole discretion:

          (i) Any Stock Appreciation Rights (including, without limitation, any Limited Stock Appreciation Rights) outstanding for at least six months and any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

          (iii) Except as otherwise provided in Section 10(a)(iv) below, the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or (except in the case of an Incentive Stock Option) after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

          (iv) In the case of any Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards held by any person subject to
     Section 16(b) of the Exchange Act, the value of all such Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards, in each case to the extent that they are vested and have been held for at least six months, shall (unless otherwise determined by the Committee in its sole discretion) be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date of such Change in Control or such Potential Change in Control is determined to have occurred, but only if the Change in Control or Potential Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act, or any successor provision promulgated by the Securities and Exchange Commission.

     (b) Definition of "Change in Control". For purposes of Section 10(a), a "Change in Control" means the happening of any of the following:

          (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

          (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

          (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by stockholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or paid or offered in any bona fide transaction related to a Potential or Actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cash out occurs under Section 10(a)(iii).

SECTION 11.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted Stock award or other Stock-Based Award theretofore granted, without the optionee's or participant's consent or which, without the approval of the Corporation's stockholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) change the pricing terms of Section 5(a);

          (c) change the employees or class of employees eligible to participate in the Plan; or

          (d) extend the term under Section 15 of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     Notwithstanding the foregoing, amendments to Section 9 of the Plan shall only be made in accordance with such Section 9.

SECTION 12.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations shall be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

SECTION 14.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Company's capital stock.

SECTION 15.  TERM OF PLAN.

     No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan was originally approved by the Board or the date of shareholder approval of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date. No Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or Outside Director Option shall be granted on or after June 27, 2005, but Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock awards, Other Stock-Based Awards or Outside Director Options granted prior to such date may extend beyond such date.

                                                                     APPENDIX A

                              THOMAS NELSON, INC.

                              AMENDED AND RESTATED
                           1992 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the Thomas Nelson, Inc. 1992 Stock Incentive Plan (the "Plan") is to enable Thomas Nelson, Inc. (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates and directors who are not also employees of the Corporation, and strengthen the mutuality of interests between such key employees, consultants, directors and the Corporation's stockholders, by offering such key employees, consultants and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          B. "Board" means the Board of Directors of the Corporation.

          C. "Book Value" means, as of any given date, on a per share basis (i) the Common Stockholders' Equity in the Corporation as of the end of the immediately preceding fiscal year as reflected in the Corporation's consolidated balance sheet, subject to such adjustment as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events or for shares of capital stock immediately convertible into Common Stock).

          D. "Common Stock" means the Corporation's Common Stock, par value $1.00 per share and "Class B Common Stock" means the Corporation's Class B Common Stock, par value $1.00 per share.

          E. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          F. "Committee" means the Committee referred to in Section 2 of the Plan.

          G. "Corporation" means Thomas Nelson, Inc., a corporation organized under the laws of the State of Tennessee or any successor corporation.

          H. "Disability" means disability as determined under the Corporation's long-term disability insurance policy.

          I. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor definition adopted by the Commission.

          J. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect.

          K. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of a share of such class of Stock on the New York Stock Exchange or such other exchange or market as is the principal trading market for such class of Stock, or, if no such sale of a share of such class of Stock is reported on the New York Stock Exchange or other exchange or principal trading market on such date, the fair market value of a share of such class of Stock as determined by the Committee in good faith.

          L. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          M. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          N. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

          O. "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

          P. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary of the Corporation.

          Q. "Outside Director Option" shall have the meaning provided in
     Section 9.

          R. "Plan" means this Thomas Nelson, Inc. 1992 Employee Stock Incentive Plan, as amended from time to time.

          S. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

          T. "Retirement" means Normal or Early Retirement.

          U. "Stock" means the Common Stock and/or the Class B Common Stock as may be specifically designated by the Committee.

          V. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          W. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

          X. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively in Sections 10(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(j) below.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Disinterested Persons.

     The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under Section 4:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards.

     In particular, the Committee shall have the authority, consistent with the terms of the Plan:

          (a) to select the officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

          (c) to determine the number of shares to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Stock;

          (f) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Corporation are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis; and

          (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

     Notwithstanding the foregoing, the Committee shall have no authority to determine the terms or conditions of awards to Outside Directors, which shall be governed solely by Section 9 hereof.

SECTION 3.  SHARES OF STOCK SUBJECT TO PLAN.

     The aggregate number of shares of Stock reserved and available for distribution under the Plan shall not exceed 2,140,000 shares. Any number of shares of Common Stock or Class B Common Stock may be awarded so long as the total number of shares of Stock awarded does not exceed 2,140,000 shares. No award of Class B Common Stock may be made if such award would violate any rule of the principal trading market for the Stock or would result in a suspension of the trading of the Stock or delisting of the Stock. An aggregate of 140,000 shares of Common Stock shall be reserved solely for issuance under Section 9.

     Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option. The maximum number of shares that may be awarded to any participant under Section 4 of this Plan will be adjusted in the same manner as the number of shares subject to outstanding Options.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director, except as otherwise provided in Section 9) who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. No officer or key employee shall be eligible to receive awards relative to shares of Stock which exceed 300,000 shares during any consecutive three year period.

     Outside Directors shall be eligible to receive awards under Section 9 only.

SECTION 5.  STOCK OPTIONS.

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Options granted to officers, key employees and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the exercise price is made in part or in full with Stock, the Committee may award to the employee a new Stock Option to replace the Stock which was surrendered.

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the Federal income tax incurred by the optionee upon such exercise.

          (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period ending upon the expiration of the stated term of such Stock Option.

          (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period ending upon the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period ending upon the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

          (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422.

          No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Stock with respect to which all Incentive Stock Options issued after December 31, 1986 are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000.

          To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

             (i) if (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under
        Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

             (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regards to the deferral limitations and/or forfeiture restrictions involved.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the Stock on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or, if no such sale of Stock is reported on such date, the fair market value of the Stock as determined by the Committee in good faith.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(e) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares of Stock actually issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time. To the extent that a Stock Appreciation Right is paid in cash upon exercise, the shares of Stock which would have been issued pursuant to the underlying Stock Option in lieu of such cash payment shall not count towards the limitation contained in Section 3 of the Plan and shall remain available for future distribution under the Plan.

          (v) In its sole discretion, the Committee may grant "Limited" Stock Appreciation Rights under this Section 6, i.e, Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

          (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c).

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any

     Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 13(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value earnings per share or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights or Restricted Stock granted under the Plan and/or cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code.

     Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

     The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 8 shall be subject to the following terms and conditions:

          (i) Shares subject to awards under this Section 8 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii) Any award under Section 8 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

          (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

          (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 8 shall be priced at least 85% of the Fair Market Value of the Stock on the date of grant.

SECTION 9.  AWARDS TO OUTSIDE DIRECTORS

     (a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the terms or conditions of any award under this Section 9.

     (b) On the date of each annual meeting of shareholders of the Corporation, commencing with the 1995 Annual Meeting of Shareholders, each Outside Director will receive an automatic grant of a non-qualified stock option to purchase 2,000 shares of the Corporation's Common Stock, par value $1.00 per share, at an exercise price equal to the Fair Market Value of such Stock on the date of grant (an "Outside Director Option"). Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

     (c) Outside Director Options shall not be transferable other than by will or by laws of descent and distribution and shall be exercisable during the lifetime of the grantee only by the grantee.

     (d) Grantees of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

     (e) The termination of Outside Director Options shall be governed by the provisions of Sections 5(h), 5(i) and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of an Outside Director Option.

     (f) Outside Director Options shall vest and become exercisable automatically upon a Change in Control, but shall not otherwise be subject to
Section 10. The number of shares and the exercise price per share of each

Outside Director Option shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3.

     (g) Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option valued at the Fair Market Value of such shares on the date of exercise, unless the Corporation agrees to accept a payment in cash in the amount of such withholding taxes.

     (h) The Board may not amend, alter or discontinue this Section 9 without the approval of the holders of a majority of the issued and outstanding shares of Common Stock, and in no event shall this Section 9 be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

SECTION 10.  CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event.  In the event of:

          (1) a "Change in Control" as defined in Section 10(b) or

          (2) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), the following acceleration and valuation provisions shall apply if so determined by the Committee in its sole discretion:

          (i) Any Stock Appreciation Rights (including, without limitation, any Limited Stock Appreciation Rights) outstanding for at least six months and any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

          (iii) Except as otherwise provided in Section 10(a)(iv) below, the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or (except in the case of an Incentive Stock Option) after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

          (iv) In the case of any Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards held by any person subject to
     Section 16(b) of the Exchange Act, the value of all such Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards, in each case to the extent that they are vested and have been held for at least six months, shall (unless otherwise determined by the Committee in its sole discretion) be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date of such Change in Control or such Potential Change in Control is determined to have occurred, but only if the Change in Control or Potential Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act, or any successor provision promulgated by the Securities and Exchange Commission.

     (b) Definition of "Change in Control". For purposes of Section 10(a), a "Change in Control" means the happening of any of the following:

          (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

          (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

          (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by stockholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or paid or offered in any bona fide transaction related to a Potential or Actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cash out occurs under Section 10(a)(iii).

SECTION 11.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted Stock award or other Stock-Based Award theretofore granted, without the optionee's or participant's consent or which, without the approval of the Corporation's stockholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) change the pricing terms of Section 5(a);

          (c) change the employees or class of employees eligible to participate in the Plan; or

          (d) extend the term under Section 15 of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     Notwithstanding the foregoing, amendments to Section 9 of the Plan shall only be made in accordance with such Section 9.

SECTION 12.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations shall be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

SECTION 14.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Company's capital stock.

SECTION 15.  TERM OF PLAN.

     No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan was originally approved by the Board or the date of shareholder approval of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date. No Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or Outside Director Option shall be granted on or after June 27, 2005, but Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock awards, Other Stock-Based Awards or Outside Director Options granted prior to such date may extend beyond such date.

                                                                    APPENDIX B

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              THOMAS NELSON, INC.
                         Nelson Place and Elm Hill Pike
                            Nashville, TN 37214-1000

The undersigned hereby appoints SAM MOORE and JOE L. POWERS, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock and Class B Common Stock of Thomas Nelson, Inc. held of record by the undersigned on July 3, 1995, at the Annual Meeting of Shareholders to be held at the Airport Marriott Hotel, 600 Marriott Drive, Nashville, Tennessee 37214 on Thursday, August 24, 1995, at 11:00 a.m., local time, or any adjournment thereof.

1. ELECTION OF DIRECTORS

   / / FOR all nominees listed below (except as marked to the    / / WITHHOLD AUTHORITY (Abstain) to vote for all nominees
       contrary below):                                              listed below:
        Sam Moore                 Andrew J. Young                Sam Moore                      Andrew J. Young
        Cal Turner, Jr.           S. Joseph Moore                Cal Turner, Jr.                S. Joseph Moore
   / / AGAINST all nominees listed below:
        Sam Moore                 Andrew J. Young
        Cal Turner, Jr.           S. Joseph Moore

INSTRUCTION: TO VOTE FOR, AGAINST OR TO WITHHOLD AUTHORITY (ABSTAIN) TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW
AND INDICATE WHETHER YOUR VOTE IS FOR, AGAINST OR TO WITHHOLD AUTHORITY
(ABSTAIN) TO VOTE FOR THAT NOMINEE.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENTS TO THE AMENDED AND RESTATED 1992 EMPLOYEE STOCK INCENTIVE PLAN.

  / / FOR  / / AGAINST  / / WITHHOLD AUTHORITY (Abstain)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL THE NOMINEES NAMED ABOVE AND FOR APPROVAL OF THE AMENDMENTS TO THE AMENDED AND RESTATED 1992 EMPLOYEE STOCK INCENTIVE PLAN.

                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THE PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE.
                                                Please sign exactly as name
                                                appears below. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee, or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature

                                                DATED:                    , 1995
                                                      --------------------